Capital Management	12 Months Ended
Dec. 31, 2018
Capital Management [Abstract]
Capital Management
18.	CAPITAL MANAGEMENT

The Corporation’s objective in managing capital is to ensure it has sufficient liquidity to manage its business and growth objectives while maximizing return to shareholders through the optimization of the use of debt and equity. Liquidity is necessary to meet the Corporation’s existing general capital needs, fund the Corporation’s growth and expansion plans, and undertake certain capital markets activities, including the repayment of debt.

The Corporation has historically met its liquidity needs through cash flow generated from operations and capital markets activities, including the incurrence and issuance of debt and issuance of capital stock. The Corporation’s current objective is to meet all of its current liquidity and existing general capital requirements from the cash flow generated from operations.

The capital structure of the Corporation and its subsidiaries consists of long-term debt, which is offset by cash balances, and total equity attributable to shareholders. The Corporation’s capital management objectives are to optimize its capital structure and cost of capital. The Corporation intends to deleverage by focusing on improving profitability and repaying of debt.

For additional information regarding the Corporation’s liquidity risks, see note 29.